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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                       Date of report: November 18, 1996
                       (Date of earliest event reported)


                      ENSTAR INCOME PROGRAM 1984-1, L.P.,
                         A GEORGIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)




           GEORGIA                    COMMISSION FILE:          58-1581136
 (State or other jurisdiction             0-13333            (I.R.S. Employer
     of incorporation or                                   identification No.)
        organization)


                      10900 WILSHIRE BOULEVARD, 15TH FLOOR
                         LOS ANGELES, CALIFORNIA 90024
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)




                                 (310) 824-9990
                (Registrant's phone number, including area code)


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              ITEM 5.  OTHER EVENTS

                      On November 5, 1996 and November 6, 1996, Everest Cable
              Investors, L.L.C. and JJJ Group, L.L.C., respectively and separately, each disseminated a letter stating their interest in acquiring up to 1,467 units of limited partnership interests in Enstar Income Program 1984-1, L.P. (the "Registrant") for a price of $145 and $200 per unit, respectively, less certain transaction costs. These offers were made without the consent or involvement of the Registrant's General Partner. The General Partner has considered each offer, concluded that each is inadequate and, accordingly, recommended that limited partners not accept either offer. Pursuant to Rule 14e-2 promulgated under the Securities Exchange Act of 1934, as amended, this recommendation and the General Partner's bases therefor were conveyed to limited partners in a letter dated November 18, 1996 which is filed as an exhibit hereto and incorporated herein by this reference.
                 FORWARD-LOOKING STATEMENTS CONTAINED OR REFERRED TO IN THIS
             REPORT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES INCLUDING, WITHOUT LIMITATION, THE EFFECTS OF LEGISLATIVE AND REGULATORY CHANGES; THE POTENTIAL OF INCREASED LEVELS OF COMPETITION FOR THE PARTNERSHIP; TECHNOLOGICAL CHANGES; THE PARTNERSHIP'S DEPENDENCE UPON THIRD-PARTY PROGRAMMING; THE ABSENCE OF UNITHOLDER PARTICIPATION IN THE GOVERNANCE AND MANAGEMENT OF THE PARTNERSHIP; THE MANAGEMENT FEES PAYABLE TO THE GENERAL PARTNER; THE EXONERATION AND INDEMNIFICATION PROVISIONS CONTAINED IN THE PARTNERSHIP AGREEMENT RELATING TO THE GENERAL PARTNER; OTHER POTENTIAL CONFLICTS OF INTEREST INVOLVING THE GENERAL PARTNER AND ITS AFFILIATES; AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE PARTNERSHIP'S ANNUAL REPORT ON FORM 10-K AND OTHER PERIODIC REPORTS FILED WITH THE COMMISSION.


              ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
                       FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

                      5.1     Letter to Limited Partners dated November 18,
                              1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENSTAR INCOME PROGRAM 1984-1, L.P.
                                          a Georgia limited partnership

                                        By:  Enstar Communications Corporation
                                             General Partner



Date: November 18, 1996.                By:  /s/ Michael K. Menerey
                                             ---------------------------------
                                             Michael K. Menerey
                                             Chief Financial Officer





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
                                                                  Sequentially
                                                                    Numbered
        Exhibit                         Description                   Page
        -------                         -----------               ------------
         5.1                        Letter to Limited                  5
                                     Partners dated
                                    November 18, 1996





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